EXHIBIT B






MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO
THE TRUSTEE


THE PRUDENTIAL BANK AND TRUST COMPANY



PB&T MASTER CREDIT CARD TRUST II

SERIES 1994-A


The undersigned, a duly authorized representative of The Prudential Bank and Trust Company ("PB&T"), as Servicer pursuant to the Pooling and Servicing
Agreement dated as of August 1, 1994 and the Series 1994-A Supplement dated as of August 1,
1994 (collectively, the "Pooling and Servicing
Agreement") by and between PB&T and Bankers Trust as trustee, (the "Trustee"), does hereby certify as follows:

A)	Capitalized terms used in this notice have
their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "Preceding Monthly Period" shall mean the Monthly
Period immediately preceding the calendar month in which this notice is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement. This notice is delivered pursuant to Section 4.08 of the Pooling and Servicing Agreement.

B)	PB&T is the Servicer under the Pooling and
Servicing Agreement.

C)	The undersigned is a Servicing Officer.

D)	The date of this notice is a Determination
Date under the Pooling and Servicing Agreement.


I.	INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.08, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Finance Charge Account on December 13,
1996, which date is a Transfer Date under the Pooling and Servicing Agreement, in an aggregate amount as set forth below in respect to the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section
4.08:

A) 	Pursuant to subsection 4.08 (a): (1)
Interest at the Certificate Rate for the preceding
Monthly Period on the Investor Interest
 .......................					$2,191,312.50

(2)
Deficiency Amounts
 ......................					$0.00

B)	Pursuant to subsection 4.08(b): (1) The
Investor Monthly Servicing Fees for the preceding
Monthly Period
 ............					$750,000.00

(2) Accrued and unpaid Investor Monthly Servicing
Fees
 ......................					$0.00

C)	Pursuant to subsection 4.08 (c): (During the
Rapid Amortization Period)

(1) The Monthly Loan Fee for the preceding Monthly
Period..............	$0.00

(2)
Accrued and unpaid Monthly Loan Fees
 ....					$0.00

D)	Pursuant to subsection 4.08 (d):

Aggregate Investor Default Amount for the
preceding Monthly Period
 ................					$3,982,904.01

E)	Pursuant to subsection 4.08 (e):

Unreimbursed Investor Chargeoffs
 ............					$0.00

F)	Pursuant to subsection 4.08(g):

(1) Pay to the Cash Collateral Depositor
 .......................		$0.00

(2)
Deposit to the Cash Collateral Account
 .........................	$0.00

(3) Pay in accordance with Section 2.11 of the
Loan Agreement
 ..................					$1,754,147.18

Total
 ............................	$1,754,147.18



B-2 Pursuant to Section 4.10, during an
Amortization Period, the Servicer does hereby instruct the Trustee (i) to make a withdrawal from the Series Principal Account on 12/13/96, which is a Transfer Date under the Pooling and Servicing
Agreement, in an aggregate amount as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.10:

A)	During Controlled Amortization Period:

(1) Investor Percentage of Collections on
Principal Receivables processed as of preceding
Monthly Period ("Monthly Total Percentage
Allocation") up to Controlled Amortization Amount
 ..............					$0.00

(2) Monthly Total Percentage Allocation (less
amounts distributed pursuant to (1) above) up to
Deficit Controlled Amortization Amount for
preceding Monthly Period
 ...........................
					$0.00

B)	During Rapid Amortization Period: (1)
Monthly Total Percentage Allocation for preceding
Monthly Period
 ................					$0.00


II.	NOTIFICATION TO MAKE WITHDRAWALS FROM THE
CASH COLLATERAL ACCOUNT

Pursuant to Section 4.08 and subsection 4.08(c), the Servicer hereby notifies the Trustee to make withdrawals on 12/13/96, the Transfer date of the current calendar month, from the Cash Collateral
Account in an aggregate amount as set forth in C.
below and to deposit such amount in the Finance
Charge Account:

A.	(i) The applicable Investor Percentages of
Collections of Finance Charge Receivables, (ii)
amounts deposited with respect to Cardholder Fees,
Recoveries, Discount Option Receivables,
Ineligible Finance Charge Receivables and
Interchange and (iii) interest on amounts in
collection accounts, allocated to the Series
Finance Charge Account for the preceding Monthly
Period
 .......................	$8,678,363.69


B-3

B.	The sum of (a) Certificate Interest accrued
during the preceding Monthly Period (plus any past
due Certificate Interest), plus (b) the Investor
Monthly Servicing Fee for the preceding Monthly
Period (plus any past due Investor Monthly
Servicing Fee), plus (c) during the Rapid
Amortization Period, the Monthly Loan Fee (plus
any past due Monthly Loan Fee) plus (d) the
Aggregate Investor Default Amount, if any, for the
preceding Monthly Period
 ...........................	$6,924,216.51

C.	The excess, if any, of B over A (the "Total
Withdrawal Amount")
 ............................	$0.00

D.	The
excess, if any, of A over B (the Excess Deposits
due to Seller)
 ........................	$1,754,147.18


III.	ACCRUED AND UNPAID AMOUNTS

After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:


A)	Subsection 4.08 (a): The aggregate amount of
all Deficiency Amounts
 .........................	$0.00

B)	Subsection 4.08 (b): The aggregate amount of
all accrued and unpaid Investor Monthly Servicing
Fees ......					$0.00

C)	Subsection 4.08 (e): The aggregate amount of
all unreimbursed Investor Charge Offs
 .......................	$0.00


B-4


IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 9th day of December, 1996.


THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Tom Mason Title:  Senior Vice
President



EXHIBIT C




FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT


SERIES 1994-A

THE PRUDENTIAL BANK & TRUST COMPANY


PB&T MASTER CREDIT CARD TRUST II



Under Section 5.02 of the Pooling and Servicing
Agreement dated as of August 1, 1994 and the Series 1994-A Supplement dated August 1, 1994
(collectively, the "Pooling and Servicing
Agreement") by and between The Prudential Bank &
Trust Company ("PB&T:) and Bankers Trust, as trustee (the "Trustee"), PB&T, as Servicer, is required to prepare certain information each month regarding current distributions to Series 1994-A
Certificateholders and the performance of the PB&T
Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution
Date of 12/16/96 and with respect to the performance of the Trust during the month of November, 1996 is set forth below. Certain information is presented on the basis of an amount of $1,000 per series 1994-A Certificate (a
"Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly
Distribution (Stated on the basis of $1,000
Original Certificate Principal Amount.)

1.	The total amount of the distribution to
Certificateholders on 12/16/96, per $1,000
original certificate principal amount
 .............................$4.87

2.	The amount of the distribution set forth in
paragraph 1 above in respect of interest on the
Certificates, per $1,000 original certificate
principal amount
 ................					$4.87

3.	The amount of the distribution set forth in
paragraph 1 above in respect of principal of the
Certificate, per $1,000 original certificate
principal amount
 ................					$0.00


B.	Information Regarding the Performance of the
Trust

1.	Collection of Principal Receivables

The aggregate amount of Collections on Principal
Receivables processed during the month of
November, 1996 which were allocated in respect of
the Certificates
 ..............					$33,434,256.81

2.	Deficit Controlled Amortization
Amount					$0.00

3.	Principal Receivables in the Trust

(a)	As of the end of the last day of November
1996 [the prior month] (distribution on the next
Distribution Date will be allocated based upon the amounts set forth below):

(1) The aggregate amount of Principal Receivables
in the Trust (which reflects the Principal
Receivables represented by the Seller Interest and
by the Aggregate Investor Interests)
 .......................	$966,285,488.31

(2) The amount of Principal Receivables in the
Trust represented by the Investor Interest of
Series 1994-A.					$450,000,000.00

(3) The Investor Interest of Series 1994-A set
forth in paragraph 3 (a) (2) above as a percentage
of the aggregate amount of Principal Receivables
set forth in paragraph 3 (a) (1) above
 ...........................	46.57%

(b)	As of the end of the last day of October,
1996 (distributions on this Distribution Date have been allocated based upon the amounts set forth below):

(1) The aggregate amount of Principal Receivables
in the Trust (which reflects the Principal
Receivables represented by the Seller Interest and
by the Aggregate Investor Interests)
 ........................	$957,342,488.30

(2) The amount of Principal Receivables in the
Trust represented by the Investor Interest of
Series 1994-A
 ...........................	$450,000,000.00

(3) The Investor Interest of Series 1994-A set
forth in paragraph 3 (a) (2) above as a percentage
of the aggregate amount of Principal Receivables
set forth in paragraph 3 (a) (1) above
 .............................					47.01%

C-2 4.	Delinquent Balances

The aggregate amount of outstanding balances in
Accounts which were delinquent as of the end of
the day on: 			11/30/96

Receivables (a) 31 - 60
days:..............				$22,285,728.19
		2.31%

(b) 61 - 90 days:
 .............				$15,452,036.18 		1.60%

(c) 91
- 120 days: ............	$13,517,456.10
		1.40%

(d) 121 - 150 days:
 ...........				$11,439,381.59
		1.18%

(e) 151 - 180 days:
 ...........				$10,480,402.07
		1.08%

(f) 181 - 190 days:
 ...........				$9,568,604.50
		0.99%

Total:		$82,743,608.63 		8.56%

5.	Investor Default Amount

The aggregate amount of all defaulted Principal
Receivables written off as uncollectible during
the month of November, 1996 allocable to the
Investor Interest for Series 1994-A (the
"Aggregate Investor Default Amount")
 ...........................	$3,982,904.01

6.	Investor Charge Offs

(a) The excess of the Aggregate Investor Default
Amount set forth in paragraph 5 above, over the
amount of the withdrawals from the Cash Collateral
Account made to reimburse the Trust for such
amount written off (an "Investor Charge Off")
 ..............					$0.00

(b) The amount of the Investor Charge Offs set
forth in paragraph 6 (a) above, per $1,000
original certificate principal amount (which will
have the effect of reducing, pro rata, the amount
of each Certificateholder's investment
 ................................	$0.00

(c) The aggregate amount of Investor Charge Offs
reimbursed on the Transfer Data immediately
preceding such Distribution Data
 .....................................	$0.00

(d) The amount of the reimbursed Investor Charge
Offs set forth in paragraph 6 (c) above, per
$1,000 original certificate principal amount
 ...........................	$0.00

C-3
7.	Investor Servicing Fee

The amount of the Investor Monthly Servicing Fee
payable by the Trust to the Servicer for the month
of November, 1996
 ..............					$750,000.00

8.	Available Cash Collateral Amount

The amount available to be withdrawn from the Cash
Collateral Account as of the close of business on
12/13/96 (the "Transfer Date"), after giving
effect to all with- drawals, deposits and payments
to be made in respect of the preceding months
 .............					$81,000,000.00

9.	The Required Cash Collateral Amount on the
Transfer Date
 .........................	$81,000,000.00



C.	The Pool Factor

The Pool Factor for the  Record Date 06/30/96
(which represents the ratio of the amount of the
Investor Interest for Series 1994-A as of such
Record Date (adjusted after taking into account
any reduction in the Investor Interest which will
occur on the following Distribution Date) to the
Initial Investor Interest for Series 1994-A).  The
amount of a Certificate- holder's pro rata share
of the Investor Interest for Series 1994-A can be
determined by multiplying the original
denomination by the Pool Factor
 ............................1.0000000



THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Tom Mason Title:  Senior Vice
President


C-4


Schedule - to Monthly Servicer's Certificate with respect to the Series 1994-A Certificates


THE PRUDENTIAL BANK & TRUST COMPANY
___________________________________________________

PB&T MASTER CREDIT CARD TRUST II, SERIES 1994-A
___________________________________________________

1.	The aggregate amount of the Investor
Percentage of Collections of Principal Receivables
processed by the Servicer pursuant to Section 4.06
during the preceding Monthly Period was equal to
 .......						$33,434,256.81

2.	The aggregate amount of the Investor
Percentage of Collections of Finance Charge
Receivables (including amount deposited with
respect to Interchange and the Investor Percentage
of Recoveries) processed by the Servicer during
the preceding Monthly Period was equal to
 .......						$5,841,701.89

a.	The aggregate amount of the Investor
Percentage of Collections of Finance Charge
Receivables (excluding amount deposited with
respect to Interchange and the Investor Percentage
of Recoveries) processed by the Servicer pursuant
to Section 4.06 during the preceding Monthly
Period was equal to
 .............................	$5,306,313.09

b.	The aggregate amount of Interchange to be
deposited in the Series Finance Charge Account
with respect to the Series 1994-A Certificates
(pursuant to Section 3 (c) of the Series 1994-A
Supplement) on the Transfer Date of the current
calendar month is equal to
 ......................	$375,000.00

c.	The
aggregate amount of Investor Percentage of
Recoveries deposited in the Series Finance Charge
Account with respect to the preceding Monthly
Period was equal to
 .....................		$160,388.80

3.	The
aggregate amount of Investor Percentage of amounts
with respect to Cardholder Fees deposited into the
Series Finance Charge Account on or before the
Transfer Date during the current Monthly Period
with respect to the prior Monthly Period is equal
to ................						$369,168.89

4.	The
aggregate amount of Investor Percentage of amounts
with respect to Ineligible Finance Charge
Receivables deposited into the Series Finance
Charge Account on or before the Transfer Date
during the current Monthly Period with respect to
the prior Monthly Period is equal to
 ...................................	$0.00

5.	The aggregate amount of Investor Percentage
of amounts with respect to Discount Option
Receivables deposited into the Series Finance
Charge Account on or before the Transfer Date
during the current Monthly Period with respect to
the prior Monthly Period is equal to
 .........						$2,467,492.92

6.	The aggregate amount of funds deposited into
the Seller's Account in connection with Credit
Adjustments and Ineligible Principal Receivables
with respect to the previous Monthly Period is
equal for
 ......................						$0.00

7.	The
aggregate amount of funds on deposit in the Series
Finance Charge Account allocable to the Series
1994-A Certificates with respect to Collections
processed as of the end of the last day of the
preceding Monthly Period was equal to
 ......................................		$8,678,363.69

8.	The aggregate amount of funds on deposit in
the Series Principal Account allocable to the
Series 1994-A Certificates with respect to
Collections processed as of the last day of the
preceding Monthly Period was equal to
 ...........						$0.00

9.	The aggregate amount of funds on deposit in
the Seller's Account allocable to the Series
1994-A Certificates as of the Transfer Date is
equal to
 .......................................	$0.00

10.	The Total Withdrawal Amount required to be
made from the Cash Collateral Account pursuant to
Section 4.08 on the Transfer Date in the current
calendar month is equal to
 ..............						$0.00

11.	The aggregate amount to be withdrawn from
the Series Finance Charge Account and paid to the
Cash Collateral Depositor pursuant to subsection
4.08 on the Transfer Date on the current calendar
month is equal to
 ..........						$0.00


S-2

12.	The aggregate amount to be withdrawn from
the Series Finance Charge Account and deposited to
the Cash Collateral Account pursuant to subsection
4.08 (g) (ii) on the Transfer Date on the current
calendar month is equal to
 ..........						$0.00

13.	The aggregate amount to be withdrawn from
the Series Finance Charge Account and paid in
accordance with the Loan Agreement pursuant to
subsection 4.08 (g) (iii) on the Transfer Date on
the current calendar month is equal to
 ..........						$1,754,147.18


14.	The Cash Collateral Account Surplus on the
Transfer Date in the Current calendar month is
equal to
 .........................	$0.00

15.	The aggregate amount to be withdrawn from
the Cash Collateral Account and to be paid in
accordance with the Loan Agreement on the Transfer
Date on the current calendar month is equal to
 ................................	$0.00

16.	The Available Cash Collateral Amount on the
Transfer Date of the current calendar month, after
giving effect to the deposits and withdrawals
specified above, is equal to
 ........						$81,000,000.00

17.	The amount of interest payable to the
Series 1994-A Certificateholders on the
Distribution Date in the current calendar month is
equal to
 ..........................................	$2,191,312.50

18.	The amount of principal payable to the
Series 1994-A Certificateholders on the
Distribution Date in the current calendar month is
equal to
 ...........................................	$0.00

19.	The sum of all amounts payable to the
Series 1994-A Certificateholders on the
Distribution Date in the current calendar month is
equal to
 ..........................................	$2,191,312.50


S-3

20.	To the knowledge of the undersigned, no
Series 1994-A Pay Out event or Trust Pay Out Event has occurred except as described below:

None



IN WITNESS WHEREOF, the undersigned has duly executed this certificate this 9th day of December, 1996.




THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:   Tom Mason Title:  Senior Vice
President


EXHIBIT A to Loan Agreement

MONTHLY PAYMENT CERTIFICATE

PRUDENTIAL BANK AND TRUST COMPANY

PBT&T MASTER CREDIT CARD TRUST SERIES 1994-A

The undersigned is a duly authorized
representative of The Prudential Bank & Trust
Company ("PB&T"), as Servicer under the Loan
Agreement dated as of August 10, 1994 (The "Loan
Agreement") among Bankers Trust, as Trustee (the
"Trustee"), PB&T, and Dai-Ichi Kangyo Bank Ltd.,
Chicago Branch, as Agent (the "Agent") and initial bank (the "Bank" and, as collectively with the Asignees, the "Banks") does hereby certify as follows:

(a)	Capitalized terms used in this certificate
have the respective meanings set forth in the Loan
Agreement, and references herein to certain sections and subsections are references to the respective sections and subsections of the Loan
Agreement.

(b)	PB&T is the Servicer under the Loan
Agreement.

(c)	The undersigned is duly authorized by PB&T,
as Servicer, to instruct the Trustee to make the payments designated herein.

(d)	The total amount of Available Funds and
Earnings equals:				$2,096,401.31

(e)	The Unpaid Loan Amount equals:
				$51,750,000.00

(f)	The Spread Account Deficiency equals:
				$0.00


I.	Fees, Expenses and Other Amounts.

Pursuant to Section 2.11, the Servicer hereby directs the Trustee to make the following payments to the Agent for application to the Banks out of the total amount of Available Funds and Earnings
(see (d) above):

(1)	Amounts payable to the Banks under Section
2.3.

(A)	Monthly Loan Fee			$22,928.12

(B)	Agent's out-of-pocket
expenses			$0.00

(C)	Total amount payable under 			$0.00 Section
2.3. (A + B + C)			$22,928.12


(2)	Amounts payable to the Banks under Section
2.7.			$0.00

(3)	Amounts payable to the Banks under Section
2.8.			$0.00

(4)	[Section 4.10 Repayment Amount] Amount not
otherwise paid by Seller or Servicer pursuant to
Section 2.9 (b) (i)].			$0.00

(5)	Total amount payable under Sections 2.3,
2.7, 2.8, and 2.9. ((1) (E) + (2) + (3) + (4) +
(5))			$22,928.12

(6)	Remaining Available Funds and Earnings ((d)
- (I) (5))			$2,073,473.19


II.	Interest.

(1)	Interest payable to the Banks under Section
2.3 (excluding interest otherwise paid pursuant to
Section 2.3 (c))			$218,025.63

(2)	Remaining Available Funds and Earnings ((I)
(6) - (II) (1))				$1,855,447.56

III.	Spread Account Deficiency.

(1)	Spread Account Deficiency payable to the
Banks for application to the Unpaid Loan Amount.

(Lesser of (f) and (II) (2))			$0.00

(2)	Unpaid Loan Amount on Transfer date


$51,750,000.00

(3)	Remaining Available Funds and Earnings

((II) (2) - (III) (1))			$1,855,447.56


IV.	Finance Charge Shortfall Amounts

(1)	Available Funds and Earnings to support
other Finance Charge Sharing Series in Group
One.				$1,855,447.56

(2)	Finance Charge Shortfalls in other Finance
Charge Sharing Series in Group
One.				N/A

(3)	If a Finance Charge Shortfall exists in
1994-A, Available Funds and Earnings from other
Finance Sharing Series				N/A

(4)	Allocable Finance Charge
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$1,855,447.56


V.	Principal Shortfall Amounts

(1)	Available Funds and Earnings to support
other Principal Sharing Series in Group
One.				$1,855,447.56

(2)	Principal Shortfalls in other Principal
Sharing Series in Group One.				N/A

(3)	If a Principal Shortfall exists in 1994-A,
Available Funds and Earnings from other Principal
Sharing Series				N/A

(4)	Allocable Principal Shortfall
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$1,855,447.56




VI.	Remaining Amount

(1)	Remaining Available Funds and Earnings
payable to Prudential				$1,855,447.56





THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:  Tom Mason Title:  Senior Vice President



The Prudential Bank and Trust Company


For Monthly Period ended:
 			11/30/96

Interest Period (# of days):
               			31

Date of this Report: 			12/9/96

Period (Revolving, Controlled Amortization or
Rapid Amortization):            Revolving



A.	Excess Spread Calculation (per Loan
Agreement):

1	Collections of Finance Charge Receivables
(excluding					$5,306,313.09 Interchange and
Recoveries) (Schedule to the Monthly Servicer's
Certificate 2.a.)

2	Cardholder Fees (Schedule to the Monthly
Servicer's					$369,168.89
Certificate 3.)

3	Ineligible Finance Charge Receivables
(Schedule					$0.00 to the Monthly
Servicer Certificate 4.)

4	Discount Option Receivables (Schedule to
the					$2,467,492.92 Monthly
Servicer Certificate 5.)

5	Interchange (Schedule to the Monthly
Servicer					$375,000.00
Certificate 2.b.)

6	Recoveries (Schedule to the Monthly
Servicer					$160,388.80
Certificate 2.c.)

6.A	Earnings on Cash Collateral Account
					$342,254.13


7	Sum of all spread components (A1 + A2 + A3 +
A4 +					$9,020,617.83 A5 + A6 +
A6.A)



8	Certificate of Interest to be paid on
Distribution					$2,191,312.50 Date
(Schedule to the Monthly Servicer Certificate 17.)

9	Investor Monthly Servicing Fee (Monthly
Certificate-					$750,000.00 holders' Statement
7.)

10	Monthly Loan Fee
					$22,928.12

10A.	Subordinated Monthly Loan
Fee					$53,281.25

11	Aggregate Investor Default Amount
(Monthly					$3,982,904.01 Certificate holders'
Statement B.5)

12	Reimbursement of Investor Charge Offs
(Monthly					$0.00 Certificate
holders' Statement B.6.c.)

13	Interest on principal balance of outstanding
Unpaid 					$218,025.63 Loan Amount

14	Interest on principal balance of outstanding
Subordinated Unpaid Loan
Amount					105,116.42

15	Commitment Fee on Unutilized Loan
Commitment					$0.00 (B15 * .50% *
X/360)

16	Sum of all expenses (A8 + A9 + A10 + A11 +
A12 +					$7,323,567.93 A13 + A15)

17	Excess spread (A7 -
A16)					$1,697,049.90

18	Excess spread Percentage for Monthly
Period					4.53% (A17/B1 * 12)

B.	Spread Account Cap and Unpaid Loan Amount

1	Investor Interest on the first day of the
Monthly Period					$450,000,000.00

2	Investor Interest on the last day of the
Monthly Period					$450,000,000.00

3	Average Excess Spread Percentage for three
preceding					5.40% Monthly Periods

4	Average Excess Spread Percentage for twelve
preceding					4.59% Monthly Periods

5	Spread Account Cap for preceding Monthly
Period					$4,500,000.00

6	Spread Account Trigger (After December 8,
1994) Upward Trigger (Monthly): a)	If  B3
<=3.00% but B3 >= 2.00%, then B7 = 9,000,000

b)	If B3 < 2.00%, then B7 = $13,500,000


7	Applicable Spread Account Cap for next
succeeding					$4,500,000.00
Transfer Date (B6a, B6b, if applicable, otherwise
B5)

8	Required Cash Collateral
Amount					$81,000,000.00

a)	if Revolving Period or Controlled
Amortization Period (the greater of 12.50% * B2
and $9,000,000)

b)	if Rapid Amortization Period, the Required
Cash Collateral Amount on preceding Transfer Date

9	Cash Collateral Amount as of the last
Transfer Date					$81,000,000.00

9A.	Cash Collateral Amount on the next
succeeding Transfer
Date					$81,000,000.00

10	Unpaid Loan Amount as of last Transfer Date
(after					$51,750,000.00 application of
Available Funds and Earnings as per Section 2.11 of Loan Agreement and after any Additional Loans)

10A	Subordinated Unpaid Loan Amount as of last
Transfer Date (after					$24,750,000.00
application of Available Funds and Earnings as per
Section 2.11 of Loan Agreement and after any Additional Loans)


11	Spread Account Amount on the next succeeding
					$4,500,000.00 Transfer Date
prior to the making of any Additional Loans (B9A -
B12)

12	Unpaid Loan Amount as of the next succeeding
Transfer 					$51,750,000.00 Date
prior to the making of any Additional Loans (after application of Available Funds and Earnings as per
Section 2.11 of the Loan Agreement)

12A	 Subordinated Unpaid Loan Amount as of the
next succeeding Transfer Date prior to the making
of any Additional Loans (after application of
Available Funds and Earnings as per Section 2.11
of the Loan
Agreement)					$24,750,000.00

13	Additional Loan Amount
					$0.00

13A.	Seller's Collateral Account Amount after
the making of any 					$4,500,000.00 Additional
Loan (B11-B13)

14	Seller's Collateral Account Deficiency (B7 -
B13)					$0.00

15	Unutilized Loan Commitment as of the last
Transfer Date ($56,250,000 -
B10)					4,500,000.00

C.	Calculation of Minimum Seller Interest

1	Minimum Aggregate Principal
Receivables					$905,263,520.00
(105.2632% * aggregate Initial Investor Interests)

2	Minimum Seller Interest (5.00% *
C1)					$45,263,176.00

3	Lowest Average Seller Interest for any
thirty-day 					$89,515,018.69
period during the preceding Monthly Period
(computed  on the Schedule 1 to Exhibit B)

4	Breach of Minimum Seller Interest during the
					No preceding Monthly Period
("Yes" or "No")

5	Deficiency in Minimum Seller Interest (C2 -
C3)					0.00





3 Month Avg.	12 Month Avg.
Reporting		Excess Spread	Excess Spread	Excess
Spread Period	Excess
Spread	Percentage	Percentage	Percentage

Aug-94	995,109.56	2.65%
Sep-94	2,064,260.54	5.50%	4.08%
Oct-94	2,542,791.21	6.78%	4.98%
Nov-94	1,801,940.58	4.81%	5.70%	4.94%
Dec-94	1,298,821.79	3.46%	5.02%	4.64%
Jan-95	2,447,024.23	6.53%	4.93%	4.96%
Feb-95	1,649,910.12	4.40%	4.80%	4.88%
Mar-95	1,532,447.80	4.09%	5.00%	4.78%
Apr-95	1,140,205.83	3.04%	3.84%	4.58%
May-95	2,252,608.47	6.01%	4.38%	4.73%
Jun-95	1,983,123.95	5.29%	4.78%	4.99%
Jul-95	2,182,790.19	5.82%	5.71%	4.86%
Aug-95	1,635,575.83	4.36%	5.16%	5.01%
Sep-95	1,391,696.52	3.71%	4.63%	4.86%
Oct-95	1,778,506.07	4.74%	4.27%	4.69%
Nov-95	1,750,424.30	4.67%	4.37%	4.68%
Dec-95	1,243,714.45	3.32%	4.24%	4.66%
Jan-96	1,487,147.17	3.97%	3.98%	4.45%
Feb-96	870,711.06	2.32%	3.20%	4.28%
Mar-96	1,344,386.84	3.59%	3.29%	4.24%
Apr-96	884,843.80	2.36%	2.76%	4.18%
May-96	2,676,725.29	7.14%	4.36%	4.27%
Jun-96	1,597,662.68	4.26%	4.59%	4.19%
Jul-96	2,112,913.24	5.63%	5.68%	4.17%
Aug-96	2,348,937.17	6.26%	5.39%	4.33%
Sep-96	2,267,497.76	6.05%	5.98%	4.53%
Oct-96	2,114,122.81	5.64%	5.98%	4.60%
Nov-96	1,697,049.90	4.53%	5.40%	4.59%


EXHIBIT A to  Subordinated Loan Agreement

MONTHLY PAYMENT CERTIFICATE

PRUDENTIAL BANK AND TRUST COMPANY

PBT&T MASTER CREDIT CARD TRUST SERIES 1994-A

The undersigned is a duly authorized
representative of The Prudential Bank & Trust
Company ("PB&T"), as Servicer under the
Subordinated Loan Agreement dated as of September
, 1996 ( The "Loan Agreement') among Bankers
Trust, as Trustee (the "Trustee"), PB&T, and
PRUCO, Inc, as Agent (the "Agent") and initial lender (the "Lender" and, as collectively with the Asignees, the "Lenders") does hereby certify as follows:

(a)	Capitalized terms used in this certificate
have the respective meanings set forth in the Subordinated Loan Agreement, and references herein to certain sections and subsections are references to the respective sections and subsections of the Subordinated Loan Agreement.

(b)	PB&T is the Servicer under the Subordinated
Loan Agreement.

(c)	The undersigned is duly authorized by PB&T,
as Servicer, to instruct the Trustee to make the payments designated herein.

(d)	The total amount of Available Funds and
Earnings equals:				$1,855,447.56

(e)	The Subordinated Unpaid Loan Amount equals:
				$24,750,000.00

(f)	The Spread Account Deficiency equals:
				$0.00


I.	Fees, Expenses and Other Amounts.

Pursuant to Section 2.11, the Servicer hereby directs the Trustee to make the following payments to the Agent for application to the Lenders out of the total amount of Available Funds and Earnings
(see (d) above):

(1)	Amounts payable to the Banks under Section
2.3.

(A)	Subordinated Monthly Loan
Fee			$53,281.25

(B)	Agent's out-of-pocket expenses

(C)	Total amount payable under Section 2.3. (A
+ B + C)			$53,281.25


(2)	Amounts payable to the Lenders under
Section 2.7.

(3)	Amounts payable to the Lenders under
Section 2.8.

(4)	[Section 4.10 Repayment Amount] Amount not
otherwise paid by Seller or Servicer pursuant to
Section 2.9 (b) (i)].

(5)	Total amount payable under Sections 2.3,
2.7, 2.8, and 2.9. ((1) (E) + (2) + (3) + (4) +
(5))			$53,281.25

(6)	Remaining Available Funds and Earnings ((d)
- (I) (5))			$1,802,166.31


II.	Interest.

(1)	Interest payable to the Lenders under
Section 2.3 (excluding interest otherwise paid
pursuant to Section 2.3
(c))			$105,116.42

(2)	Remaining Available Funds and Earnings ((I)
(6) - (II) (1))				$1,697,049.90

III.	Spread Account Deficiency.

(1)	Spread Account Deficiency payable to the
Lenders for application to the  Subordinated
Unpaid Loan Amount.

(Lesser of (f) and (II) (2))			$0.00

(2)	 Subordinated Unpaid Loan Amount remaining
after application of amount in item (1) above

((e) - (III) (1))			$24,750,000.00

(3)	Remaining Available Funds and Earnings

((II) (2) - (III) (1))			$1,697,049.90


IV.	Finance Charge Shortfall Amounts

(1)	Available Funds and Earnings to support
other Finance Charge Sharing Series in Group
One.				$1,697,049.90

(2)	Finance Charge Shortfalls in other Finance
Charge Sharing Series in Group
One.				N/A

(3)	If a Finance Charge Shortfall exists in
1994-A, Available Funds and Earnings from other
Finance Sharing Series				N/A

(4)	Allocable Finance Charge
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$1,697,049.90


V.	Principal Shortfall Amounts

(1)	Available Funds and Earnings to support
other Principal Sharing Series in Group
One.				$1,697,049.90

(2)	Principal Shortfalls in other Principal
Sharing Series in Group One.				N/A

(3)	If a Principal Shortfall exists in 1994-A,
Available Funds and Earnings from other Principal
Sharing Series				N/A

(4)	Allocable Principal Shortfall
Percentage				100%

(5)	Remaining Available Funds and
Earnings				$1,697,049.90




VI.	Remaining Amount

(1)	Remaining Available Funds and Earnings
payable to PB&T				$1,697,049.90





THE PRUDENTIAL BANK AND TRUST COMPANY, Servicer


By: Name:  Tom Mason Title:  Senior Vice President